SUBJECT TO REVISION
                    SERIES TERM SHEET DATED OCTOBER 27, 1997

                                  $549,000,000
                             Providian Master Trust

         $501,000,000 ___% Class A Asset Backed Certificates, Series 1997-4
          $48,000,000 ___% Class B Asset Backed Certificates, Series 1997-4

                           First Deposit National Bank
                               Seller and Servicer

                             Providian National Bank
                                     Seller

THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF EITHER BANK OR ANY AFFILIATE OF EITHER BANK. NEITHER THE CLASS A CERTIFICATES, THE CLASS B CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SERIES TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE LAWS OF ANY SUCH JURISDICTION. SALES OF THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                    Underwriters of the Class A Certificates

Credit Suisse First Boston
Chase Securities Inc.
Citicorp Securities, Inc.
Goldman, Sachs & Co.
Lehman Brothers
Merrill Lynch & Co.

                    Underwriters of the Class B Certificates

Credit Suisse First Boston                                       Lehman Brothers

                             SUMMARY OF SERIES TERMS

     This Series Terms sheet will be superseded in its entirety by the information contained in the Prospectus, Prospectus Supplement and the Series 1997-4 Supplement to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, among First Deposit National Bank ("FDNB"), as seller and servicer, Providian National Bank, as seller, and Bankers Trust Company, as trustee.

Issuer .............................  Providian Master Trust (the "Trust).

Title of Securities ................  $501,000,000 ___% Class A Asset Backed
                                       Certificates, Series 1997-4 (the
                                       "Class A Certificates"), and
                                       $48,000,000 ___% Class B Asset Backed
                                       Certificates, Series 1997-4 (the "Class
                                       B Certificates").

Class A Initial Invested Amount ....  $501,000,000.

Class B Initial Invested Amount ....  $48,000,000.

Class A Certificate Rate ...........  ___% per annum, calculated on the basis of a 360-day year of twelve 30-day
                                       months.

Class B Certificate Rate ...........  ___% per annum, calculated on the basis of a 360-day year of twelve 30-day
                                       months.

Interest Payment Dates .............  Interest on the Class A Certificates and
                                       the Class B Certificates  will be
                                       distributed on the 15th day of each
                                       month or, if any such 15th day is not a
                                       business day, the next succeeding
                                       business day (each, a "Distribution
                                       Date"), commencing December 15, 1997.

Class A Expected Final Payment
Date ...............................  The November 2002 Distribution Date.  The
                                       principal of the Class A Certificates is
                                       scheduled to be paid on the Class A
                                       Expected Final Payment Date but may be
                                       paid earlier or later under certain
                                       circumstances.
Class B Expected Final Payment
Date ...............................  The January 2003 Distribution Date.  The
                                       principal of the Class B Certificates is scheduled to be paid on the Class B Expected Final Payment Date but may be paid earlier or later under certain circumstances.

Series Cut-Off Date ................  October 31, 1997.

Series Termination Date ............  The June 2007 Distribution Date.

Trust Assets .......................  The assets of the Trust (the "Trust
                                       Assets") include receivables (the
                                       "Receivables") arising under a portfolio of consumer revolving credit card accounts and other consumer revolving credit accounts (the "Accounts") included in the Trust from time to time, funds collected or to be collected from accountholders in respect of the Receivables, the right to receive certain interchange fees attributable to accountholder charges for merchandise and services in certain of the Accounts, certain amounts recovered with respect to Accounts in which the Receivables have been charged-off as uncollectible, monies on deposit in certain accounts of the Trust and any credit enhancement with respect to a particular Series or Class. The aggregate amount of Receivables in the Accounts as of September 30, 1997 (including approximately $446,000,000 of Receivables in Accounts added to the Trust after September 30, 1997 and on or prior to November 7, 1997 (the "Series Issuance Date")) was $6,247,743,423 of which $6,127,253,740 were Principal Receivables and $120,489,683 were
                                       Finance Charge Receivables (which
                                       amounts include overdue Principal
                                       Receivables and overdue Finance
                                       Charge Receivables, respectively).

Collateral Initial Invested
Amount .............................  $51,000,000.

Cash Collateral Account ............  A cash collateral account (the "Cash
                                       Collateral Account") will be held in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders and the Class B Certificateholders. The Cash Collateral Account will have a beginning balance of $15,000,000, which amount represents 2.5% of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Collateral Initial Invested Amount (the "Initial Invested Amount").

Subordination ......................  The Class B Certificates will be subordinated to the extent necessary to
                                       fund certain payments with respect to the Class A Certificates. In addition, the Collateral Interest, Series 1997-4 (the "Collateral Interest"), an undivided interest in certain Trust Assets to be issued concurrently with the Class A Certificates and the Class B
                                       Certificates, will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class B Certificates.

Class A Credit Enhancement .........  On each Distribution Date, the Class B
                                       Certificates (initially 8.0% of the
                                       Initial Invested Amount), the Collateral
                                       Interest (initially 8.5% of the Initial
                                       Invested Amount) and the amount on
                                       deposit in the Cash Collateral Account
                                       (initially 2.5% of the Initial Invested
                                       Amount) will constitute the credit
                                       enhancement for the Class A Certificates.

Class B Credit Enhancement .........  On each Distribution Date, the Collateral
                                       Interest (initially 8.5% of the Initial
                                       Invested Amount) and the amount on
                                       deposit in the Cash Collateral Account
                                       (initially 2.5% of the Initial Invested
                                       Amount) will, after application to fund
                                       certain amounts with respect to the Class
                                       A Certificates, constitute the credit
                                       enhancement for the Class B Certificates.
Sharing of Additional Finance
Charges ............................  Upon the issuance of the Series 1997-4
                                       Certificates, nine Series issued by the
                                       Trust will be outstanding as of the
                                       Series Issuance Date and will be included in a group of Series designated as "Group One". Group One is expected to include additional Series issued from time to time. Subject to certain limitations, unapplied collections of Finance Charge Receivables, if any, with respect to any Series included in Group One will be applied to cover any shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to any other Series in Group One, pro rata based upon the amount of the shortfall, if any, with respect to each other Series in Group One.

Series Servicing Fee Percentage ....  For so long as FDNB is the Servicer,
                                       1.75% per annum or, if a successor
                                       Servicer is appointed, a percentage
                                       determined by the Trustee, which will
                                       not exceed 2.00% per annum.

ERISA Eligibility ..................  The Class A Certificates may be eligible for purchase by Benefit Plans.  The Class
                                       B Certificates are not expected to be
                                       eligible for purchase by Benefit Plans.
                                       See "ERISA Considerations" in the
                                       Prospectus.

Class A Certificate Rating..........  It is a condition to the issuance of the
                                       Class A Certificates that they be rated
                                       in the highest rating category by at
                                       least one nationally recognized
                                       statistical rating agency.

Class B Certificate Rating .........  It is a condition to the issuance of the
                                       Class B Certificates that they be rated
                                       in one of the three highest rating
                                       categories by at least one nationally
                                       recognized statistical rating agency.


                             THE PROVIDIAN PORTFOLIO

General

     Set forth below is certain information with respect to the credit card and revolving line accounts under management by the Banks or their affiliates (the "Providian Portfolio"). There can be no assurance that the yield, loss and delinquency experience with respect to the Receivables will be comparable to that set forth below with respect to the entire Providian Portfolio.

Accountholder Monthly Payment Rates

     The following table sets forth the highest and lowest accountholder monthly payment rates for the Providian Portfolio during any month in the period shown and the average accountholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the applicable months. Payments shown in the table consist of amounts that would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts.

                       ACCOUNTHOLDER MONTHLY PAYMENT RATES
                               PROVIDIAN PORTFOLIO

                                                Nine Months             Year Ended December 31,
                                                Ended             ----------------------------------
                                                September 30,
                                                1997              1996           1995          1994
                                                ------------      ----           ----          ----
Lowest.....................................      8.66%            7.84%          7.31%         7.29%
Highest....................................     10.14%            9.35%          8.95%         8.98%
Monthly Average............................      9.26%            8.47%          8.01%         8.20%



Revenue Experience

     Gross revenues from periodic finance charges and fees billed to accountholders on accounts contained in the Providian Portfolio for the nine months ended September 30, 1997 and for each of the three years ended December 31, 1996, 1995 and 1994 are set forth in the following table. Revenue from the Receivables will depend on the types of fees and charges assessed on the Accounts, and could be adversely affected by future changes made by the Banks or the Servicer in such fees and charges or by other factors.


                               REVENUE EXPERIENCE
                               PROVIDIAN PORTFOLIO


                                            Nine Months                   Year Ended December 31,
                                            Ended                -------------------------------------
                                            September 30,
                                            1997                 1996             1995            1994
                                            --------             ----             ----            ----
                                                                (Dollars in Thousands)

Average Receivables
   Outstanding(1)....................       $7,611,693           $6,646,608       $4,810,220      $3,567,940

Finance Charge and
   Fee Income(2).....................        1,119,146            1,233,457          975,434         743,553

Average Revenue Yields(3)(4).........            19.66%               18.56%           20.28%          20.84%

(1) Average Receivables Outstanding for any period is equal to the average of the Average Daily Balance for each month in such period. The Average Daily Balance for a month is equal to the average of the Receivables outstanding on each day in such month. Receivables outstanding on any day are the sum of Principal Receivables and Finance Charge Receivables on such day.

(2) Finance Charge and Fee Income includes Interchange and is reduced by purchase rebates with respect to certain accounts.

(3) Average Revenue Yield is the result of dividing Finance Charge and Fee Income by Average Receivables Outstanding during the periods indicated.

(4) The percentage for the nine months ended September 30, 1997 is an annualized figure.

Loss and Delinquency Experience

     The following tables set forth the delinquency and loss experience with respect to payments by accountholders on the Providian Portfolio for each of the periods shown. There can be no assurance, however, that the loss and delinquency experience for the Receivables will be similar to the historical experience for the Providian Portfolio set forth below.


                             DELINQUENCY EXPERIENCE
                               PROVIDIAN PORTFOLIO


                    At September                                        At December 31,
                    30,                           ---------------------------------------------------------------------------------
                    1997                                     1996                          1995                      1994
                    --------------------------    ---------------------------  ---------------------------  -----------------------

                    Delinquent                    Delinquent                   Delinquent                  Delinquent
                    Amount       Percentage(1)    Amount       Percentage(1)   Amount      Percentage(1)   Amount      Percentage(1)
                    ----------   -------------    ----------   -------------   ----------  -------------   ----------  -------------
                                                   (Dollars in Thousands)

31-60 days......... $118,734     1.54%            $127,322     1.63%           $ 81,933     1.45%          $ 54,160    1.34%
61-90 days.........   71,939     0.93               71,890     0.92              44,170     0.78             29,000    0.72
91 days or more      121,337     1.58              120,571     1.55              57,579     1.02             38,278    0.95
                    ---------    ----             --------     ----            --------     ----           --------    ----

   Total            $312,010     4.05%            $319,783     4.10%           $183,682     3.25%          $121,438    3.01%


(1) The percentages are the result of dividing the Delinquent Amount by the aggregate Receivables outstanding at the dates indicated. The aggregate Receivables outstanding at September 30, 1997 and at December 31, 1996, 1995, and 1994 were $7,701,630, $7,790,346, $5,637,675, and $4,040,238, respectively. Receivables outstanding on any day are the sum of Principal Receivables and Finance Charge Receivables on such day.


                                 LOSS EXPERIENCE
                               PROVIDIAN PORTFOLIO


                                                Nine Months                Year Ended December 31,
                                                Ended               -----------------------------------
                                                September 30,
                                                1997                1996            1995            1994
                                                ------------        ----            ----            ----

                                                                       (Dollars in Thousands)

Average Receivables
   Outstanding(1)....................           $7,611,693          $6,646,608      $4,810,220      $3,567,940
Gross Charge-offs(2).................              450,737             410,614         253,367         197,936
Recoveries...........................               41,999              44,570          35,555          28,283
Net Charge-offs(3)...................              408,738             366,044         217,812         169,653
Net Charge-offs as a Percentage
   of Average Receivables(4).........                 7.18%               5.51%           4.53%           4.75%

(1) Average Receivables Outstanding for any period is equal to the average of the Average Daily Balance for each month in such period. The Average Daily Balance for a month is equal to the average of the Receivables outstanding on each day in such month. Receivables outstanding on any day are the sum of Principal Receivables and Finance Charge Receivables on such day.

(2) Gross Charge-offs are Receivables charged off as uncollectible in accordance with the Banks' customary practices (excludes reductions due to fraud, returned goods and customer disputes for all periods shown).

(3) Gross Charge-offs less the total amount of recoveries on previously Charged-off Accounts.

(4) The percentage for the nine months ended September 30, 1997 is an annualized figure.


                           COMPOSITION OF THE ACCOUNTS

     The Receivables in the Accounts as of September 30, 1997 (including approximately $446,000,000 of Receivables in Accounts added to the Trust after September 30, 1997 and on or prior to the Series Issuance Date, which Accounts are included in all figures set forth in this paragraph) included $120,489,683 of Finance Charge Receivables and $6,127,253,740 of Principal Receivables (which amounts include overdue Finance Charge Receivables and overdue Principal Receivables, respectively). As of September 30, 1997, there were 4,366,067 Accounts (including 1,597,047 closed Accounts with a zero balance and 352,623 charged-off Accounts). As of September 30, 1997, the Accounts had an average total Principal Receivables balance of $4,218 (excluding 2,911,224 Accounts with a zero or credit balance and charged-off Accounts) and an average credit limit of $6,866 (excluding 1,949,670 closed Accounts with a zero balance and charged-off Accounts). As of September 30, 1997, the average total Principal Receivables balance in the Accounts as a percentage of the average credit limit with respect to the Accounts (excluding 2,911,224 Accounts with a zero or credit balance and charged-off Accounts in the case of average total Principal Receivables balance, and with respect to average credit limit, excluding 1,949,670 closed Accounts with a zero balance and charged-off Accounts) was approximately 61.4%. As of September 30, 1997, the weighted average age of the Accounts was 36.1 months.

     The following tables summarize the Accounts by various criteria as of September 30, 1997. References to "Receivables Outstanding" in the following tables include both Finance Charge Receivables and Principal Receivables. Because the composition of the Accounts will change in the future, these tables are not necessarily indicative of the future composition of the Accounts.


                   COMPOSITION OF ACCOUNTS BY ACCOUNT BALANCE
                          (As of September 30, 1997)(1)

                                                                 Percentage                          Percentage
                                                                 of Total                            of Total
                                                 Number of       Number          Receivables         Receivables
Account Balance                                  Accounts(2)     of Accounts     Outstanding(2)      Outstanding
---------------                                  -----------     -----------     --------------      -----------
                                                               (Dollars in Thousands)

Credit Balance(3)..........................         54,866         2.27%         $  (8,644)           (0.14)%
No Balance(4)..............................        906,688        37.52               --                --
$0.01 to $1,499.99.........................        437,609        18.11            197,821             3.17
$1,500.00 to $2,999.99.....................        203,030         8.40            469,876             7.52
$3,000.00 to $4,499.99.....................        218,283         9.03            813,983            13.03
$4,500.00 to $5,999.99.....................        247,112        10.23          1,269,426            20.32
$6,000.00 to $7,499.99.....................        106,083         4.39            711,593            11.39
$7,500.00 to $8,999.99.....................         72,029         2.98            588,824             9.42
$9,000.00 to $10,499.99....................         50,684         2.10            492,053             7.88
$10,500.00 and above.......................        120,013         4.97          1,712,811            27.41
                                                 ---------       ------          ---------            -----

   Total...................................      2,416,397       100.00%         $6,247,743          100.00%
                                                 =========       ======          ==========          ======

(1) Includes approximately $446,000,000 of Receivables in Accounts added to the Trust after September 30, 1997 and on or prior to the Series Issuance Date.

(2) Receivables outstanding are the sum of Principal Receivables and Finance Charge Receivables. Does not include 1,597,047 closed Accounts with a zero balance and 352,623 charged-off Accounts. The Receivables of the charged-off Accounts are valued at zero. However, for purposes of realizing recoveries, the Receivables of such Accounts have been assigned to the Trust.

(3) Credit Balances are a result of accountholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts with a credit balance are included, as Receivables may be generated with respect thereto in the future.

(4) Accounts with no balance are included, as Receivables may be generated with respect thereto in the future.


                     COMPOSITION OF ACCOUNTS BY CREDIT LIMIT
                          (As of September 30, 1997)(1)

                                                                    Percentage                          Percentage
                                                                    of Total                            of Total
                                                 Number of          Number         Receivables          Receivables
Credit Limit                                     Accounts(2)        of Accounts    Outstanding(2)       Outstanding
------------                                     -----------        -----------    --------------       -----------
                                                                     (Dollars in Thousands)

$0.01 to $1,499.99.........................          2,600            0.11%        $      395            0.01%
$1,500.00 to $2,999.99.....................          8,589            0.36              8,537            0.13
$3,000.00 to $4,499.99.....................        198,681            8.22            303,251            4.85
$4,500.00 to $5,999.99.....................      1,048,882           43.41          1,309,251           20.96
$6,000.00 to $7,499.99.....................        465,250           19.25          1,021,045           16.34
$7,500.00 to $8,999.99.....................        209,345            8.66            657,589           10.53
$9,000.00 to $10,499.99....................        210,946            8.73            642,320           10.28
$10,500.00 and above.......................        272,104           11.26          2,305,355           36.90
                                                 ---------           -----          ---------           -----

   Total...................................      2,416,397          100.00%        $6,247,743           100.00%
                                                 =========          ======         ==========           ======


(1) Includes approximately $446,000,000 of Receivables in Accounts added to the Trust after September 30, 1997 and on or prior to the Series Issuance Date.

(2) Receivables outstanding are the sum of Principal Receivables and Finance Charge Receivables. Does not include 1,597,047 closed Accounts with a zero balance and 352,623 charged-off Accounts. The Receivables of the charged-off Accounts are valued at zero. However, for purposes of realizing recoveries, the Receivables of such Accounts have been assigned to the Trust.

                    COMPOSITION OF ACCOUNTS BY PAYMENT STATUS
                          (As of September 30, 1997)(1)

                                                                   Percentage                       Percentage
                                                                   of Total                         of Total
                                                 Number of         Number       Receivables         Receivables
Payment Status                                   Accounts (2)      of Accounts  Outstanding(2)      Outstanding
--------------                                   ------------      -----------  --------------      -----------
                                                               (Dollars in Thousands)

Current(3).................................      2,375,232          98.30%      $5,983,818           95.78%
31-60 Days Delinquent......................         16,502           0.68          100,995            1.62
61-90 Days Delinquent......................          9,359           0.39           60,649            0.97
91 Days Delinquent or more.................         15,304           0.63          102,281            1.63
                                                 ---------          -----       ----------          -------

   Total...................................      2,416,397         100.00%      $6,247,743          100.00%
                                                 =========         ======       ==========          ======

(1) Includes approximately $446,000,000 of Receivables in Accounts added to the Trust after September 30, 1997 and on or prior to the Series Issuance Date.

(2) Receivables outstanding are the sum of Principal Receivables and Finance Charge Receivables. Does not include 1,597,047 closed Accounts with a zero balance and 352,623 charged-off Accounts. The Receivables of the charged-off Accounts are valued at zero. However, for purposes of realizing recoveries, the Receivables of such Accounts have been assigned to the Trust.

(3) Includes Accounts on which the minimum payment has not been received prior to the second billing date following issuance of the related billing statement.


                     COMPOSITION OF ACCOUNTS BY ACCOUNT AGE
                          (As of September 30, 1997)(1)

                                                                     Percentage                        Percentage
                                                                     of Total                          of Total
                                                   Number of         Number        Receivables         Receivables
Account Age                                        Accounts(2)       of Accounts   Outstanding (2)     Outstanding
-----------                                        -----------       -----------   ---------------     -----------
                                                               (Dollars in Thousands)

0 to 6 months old..........................          300,353          12.43%       $  593,503            9.50%
Over 6 to 12 months........................          388,995          16.10           892,451           14.28
Over 12 to 24 months.......................          533,496          22.08         1,530,638           24.50
Over 24 to 36 months.......................          342,495          14.17         1,111,085           17.79
Over 36 to 48 months.......................          219,251           9.07           562,233            9.00
Over 48 months.............................          631,807          26.15         1,557,833           24.93
                                                   ---------         -------        ---------           -----

   Total...................................        2,416,397         100.00%       $6,247,743          100.00%
                                                   =========         ======         =========          ======

(1) Includes approximately $446,000,000 of Receivables in Accounts added to the Trust after September 30, 1997 and on or prior to the Series Issuance Date.

(2) Receivables outstanding are the sum of Principal Receivables and Finance Charge Receivables. Does not include 1,597,047 closed Accounts with a zero balance and 352,623 charged-off Accounts. The Receivables of the charged-off Accounts are valued at zero. However, for purposes of realizing recoveries, the Receivables of such Accounts have been assigned to the Trust.


              COMPOSITION OF ACCOUNTS BY GEOGRAPHIC DISTRIBUTION(1)
                          (As of September 30, 1997)(2)

                                                                    Percentage                         Percentage
                                                                    of Total                           of Total
                                                 Number of          Number         Receivables         Receivables
State                                            Accounts(3)        of Accounts    Outstanding(3)      Outstanding
-----                                            -----------        -----------    --------------      -----------
                                                               (Dollars in Thousands)

California.................................        319,385           13.22%        $  791,206           12.66%
Texas......................................        176,884            7.32            472,130            7.56
New York...................................        169,412            7.01            414,369            6.63
Florida....................................        134,918            5.58            321,609            5.15
Pennsylvania...............................        110,975            4.59            267,680            4.28
Illinois...................................        104,189            4.31            265,348            4.25
Ohio.......................................         95,896            3.97            258,510            4.14
North Carolina.............................         69,838            2.89            209,188            3.35
Michigan...................................         79,201            3.28            203,334            3.25
New Jersey.................................         82,594            3.42            188,436            3.02
Georgia....................................         59,679            2.47            175,156            2.80
Indiana....................................         60,884            2.52            164,744            2.64
Washington.................................         55,409            2.29            144,274            2.31
Virginia...................................         48,949            2.03            142,623            2.28
Missouri...................................         53,004            2.19            140,202            2.24
Tennessee..................................         46,537            1.93            132,857            2.13
Massachusetts..............................         58,713            2.43            131,623            2.11
Others(4)(5)...............................        689,930           28.55          1,824,454           29.20
                                                 ---------           ------         ---------          ------

   Total...................................      2,416,397          100.00%        $6,247,743          100.00%
                                                 =========          ======          =========          ======


(1)   Determined on the basis of accountholders' telephone area codes.

(2) Includes approximately $446,000,000 of Receivables in Accounts added to the Trust after September 30, 1997 and on or prior to the Series Issuance Date.

(3) Receivables outstanding are the sum of Principal Receivables and Finance Charge Receivables. Does not include 1,597,047 closed Accounts with a zero balance and 352,623 charged-off Accounts. The Receivables of the charged-off Accounts are valued at zero. However, for purposes of realizing recoveries, the Receivables of such Accounts have been assigned to the Trust.

(4) No state other than those listed has more than 2.00% of the total Receivables Outstanding, excluding Accounts for which computer records show "unknown" in the state field.

(5) Includes Accounts representing 0.01% of the total Receivables Outstanding for which computer records show "unknown" in the state field.